Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 26 to Registration Statement No. 33-47875 on Form N-1A of our report dated November 23, 2011, relating to the financial statements and financial highlights of BlackRock Capital Appreciation Fund, Inc. (the “Fund”), appearing in the Annual Report on Form N-CSR of the Fund for the year ended September 30, 2011, and to the references to us under the headings “Financial Highlights” in the Prospectuses and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania January 25, 2012